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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 5, 2001


                         ENBRIDGE ENERGY PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                (FORMERLY NAMED LAKEHEAD PIPE LINE PARTNERS, L.P.

     DELAWARE                      1-10934                     39-1715850
  (STATE OR OTHER           (COMMISSION FILE NO.)           (I.R.S. EMPLOYER
   JURISDICTION)                                           IDENTIFICATION NO.)

       LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2067
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (218) 725-0100


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ITEM 5.  OTHER EVENTS

         Lakehead Pipe Line Partners, L.P. (the "Registrant"), effective as of 12:01 a.m. EST September 5, 2001, has changed its name to "Enbridge Energy Partners, L.P." The Registrant's ticker symbol on the New York Stock Exchange has changed to "EEP". A copy of the press release announcing the effectiveness of the name change is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

Exhibit No.          Description
-----------          -----------
99.1            Press Release of Enbridge Energy Partners, L.P. dated
                September 5, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ENBRIDGE ENERGY PARTNERS, L.P.
                                     (Registrant)

                                     By: Enbridge Energy Company, Inc.
                                         as General Partner


                                    /s/ JODY L. BALKO
                                    -----------------------------------------
                                    Jody L. Balko
                                    Chief Accountant
                                    (Principal Financial and Accounting Officer)

Date: September 5, 2001

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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

99.1              Press Release of Enbridge Energy Partners, L.P. dated
                  September 5, 2001.